UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2008
SanDisk Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26734 (Commission File Number)	77-0191793 (IRS Employer Identification No.)

601 McCarthy Boulevard
Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)
(408) 801-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 16, 2008, SanDisk Corporation (the “Registrant”) issued a press release announcing that its board of directors had sent a letter to Samsung Electronics, Co., Ltd. (“Samsung”), dated September 16, 2008 and attached hereto as Exhibit 99.1, rejecting Samsung’s unsolicited, non-binding proposal to acquire all of the outstanding shares of the Registrant for $26.00 per share in cash.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Registrant dated September 16, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDISK CORPORATION

Date: September 16, 2008	By:	/s/ Judy Bruner Name: Judy Bruner
Title: Executive Vice President, Administration and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release issued by the Registrant dated September 16, 2008